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Exhibit 10.2

XYRATEX LTD
UNAPPROVED COMPANY
SHARE OPTION PLAN
RULES

XYRATEX LTD
UNAPPROVED COMPANY SHARE OPTION PLAN
RULES

1.     DEFINITIONS AND INTERPRETATION

  1.1
  In this Plan, subject to Rule 7.2.4 (unless the context requires otherwise), the following words and expressions shall have the following meanings:

    "Admission" means the date upon which trading of the Company's shares commences on the NASDAQ National Market;

    "Aggregate Option Price" means the Option Price multiplied by the number of Shares over which the Option is being exercised;

    "Any Other Plan" means any scheme (other than the Plan) adopted by the Company which provides for the acquisition of or subscription for Shares by or on behalf of selected employees and/or directors;

    "Any Other Plan" means any scheme (other than the Plan) adopted by the Company which provides for the acquisition of or subscription for Shares by or on behalf of employees or directors;

    "Associated Company" has the meaning given to that expression by Section 416 ICTA;

    "Auditors" means the auditors for the time being of the Company (acting as experts and not as arbitrators);

    "Board" means the board of directors for the time being of the Company or a committee thereof duly authorised for the purposes of the Plan;

    "Committee" means a committee consisting of, or comprising a majority of, non-executive directors of the Company;

    "Company" means Xyratex Ltd, registered in Bermuda under number 31989;

    "Control" has the meaning given to it by Section 840 ICTA and "Controlled" shall have a similar meaning;

    "Date of Exercise" means the date upon which an Option is exercised in accordance with Rule 5.1;

    "Date of Grant" means the date on which an Option was or is to be granted under Rule 4;

    "Fiscal Year" 30 November;

    "Group" means the Company and any other company which is for the time being Controlled directly or indirectly by the Company and "Member of the Group" shall be construed accordingly;

    "ICTA" means The Income and Corporation Taxes Act 1988 of the United Kingdom;

    "ITEPA" means The Income Tax (Earnings and Pensions) Act 2003 of the United Kingdom;

    "Market Value" means, as applied to a share on any day, the market value of a Share as determined by the Board as being the market value of a Share on the Date of Grant of the Option in question;

    "NASDAQ National Market" means the National Association of Security Dealers Automated Quotation System;

    "NICs" National Insurance Contributions imposed under the laws of the United Kingdom;

    "Option" a right (for the time being subsisting) to acquire Shares in accordance with the Plan;

    "Option Holder" means a person who holds an Option or (where the context admits) his personal representatives;

    "Option Exercise Period" means the period commencing not earlier than the first anniversary of the Date of Grant and ending on the day before the tenth anniversary of the Date of Grant or on such earlier date as the Board may have determined on or before the Date of Grant;

    "Option Price" means the price at which each Share subject to an Option may be acquired on the exercise of that Option being, subject to Rule 9, the higher of:

    (i)
    the nominal value of a Share on the Date of Grant; and

    (ii)
    the Market Value of a Share on the Date of Grant;"Performance Conditions" means the performance conditions specified by the Board in accordance with Rule 3.2;

    "Plan" means this Plan which shall be known as the Xyratex Ltd Unapproved Company Share Option Plan;

    "Qualifying Employee" means any director or employee of a Member or Members of the Group;

    "Relevant Liability" means an amount equal to the amount of income tax and/or employee and employer NICs, social security contributions, stamp duty, capital gains tax (or their equivalent in any jurisdiction other than the United Kingdom) for which the Company or any other Member of the Group has accounted for or is required to account for to the Inland Revenue (or other fiscal authority) in relation to the Option. This includes, where the Board so determines at the Date of Grant and where a deed of agreement (including a joint election) has been provided by the Option Holder providing that the Option Holder will become liable for some or all of the employer's secondary NICs (or their equivalent in another jurisdiction), such secondary NICs.

    "Redundancy" means redundancy within the meaning of the Employment Rights Act 1996 of the United Kingdom but excluding any redundancy which may be deemed to have occurred when the business employing the Qualifying Employee is sold;

    "Rules" means these Rules as from time to time altered;

    "Share" means a fully paid common share of the Company;

    "Vesting" and "Vesting Dates" shall have the meaning given in Rule 3.2.

  1.2
  Words denoting the singular shall include the plural and vice versa.

  1.3
  Words denoting the masculine gender shall include the feminine gender and vice versa.

  1.4
  References in these Rules to a rule, clause, sub-clause, paragraph or sub-paragraph are, unless otherwise stated, references to a rule, clause, sub-clause, paragraph or sub-paragraph of these Rules.

  1.5
  Rule headings are inserted for convenience only and are to be ignored in construing these Rules.

  1.6
  References in these Rules to any enactment shall be deemed to include references to such enactment as extended, re-enacted, consolidated or amended and to any subordinate legislation thereto.

  1.7
  References in these Rules to "month" shall be deemed to be references to a calendar month, unless stated otherwise.

2.     LIMITS TO PLAN

  2.1
  Subject to the remaining provisions of this Rule 2 and to any adjustment made by the Board with the prior approval by resolution of the members of the Company in general meeting no option shall be granted on any date if, as a result, the number of Shares issued or issuable under the Plan when added to the number of Shares issued or issuable on the exercise of options or other rights granted by the Company following Admission) both under the Plan and under Any Other Plan would exceed 20 per cent of the issued share capital of the Company at Admission.

  2.2
  In considering the limitation contained within rule 2.1 above, account shall not be taken of any option (including any Option, any Schedule One Option) which:

  2.2.1
  has lapsed;

  2.2.2
  has been surrendered;

  2.2.3
  has been cancelled;

  2.2.4
  has been satisfied other than by the issue of Shares;

  2.2.5
  will be satisfied other than by the issue of Shares.

3.     PROVISIONS RELATING TO THE GRANT OF OPTIONS

  3.1
  Subject to the limitations and conditions contained in the Plan and unless prohibited by law, the Board may from time to time in its absolute discretion select any number of persons who will be Qualifying Employees at the intended Date of Grant and grant Options to them.

  3.2
  Performance Conditions and Vesting Dates

  3.2.1
  The terms and conditions upon which Options may be granted may include such objective conditions which must be satisfied before Options can be exercised ("Performance Conditions") which the Board in its discretion deems appropriate.

  3.2.2
  The Board may also determine that an Option may only be exercised as to specified proportions of the Shares comprised within it prior to a date or dates specified on or before the Date of Grant ("Vesting Dates"), in which case the Option will be treated as "Vested" over the relevant proportion of Shares on the date or dates so specified.

  3.3
  Option to be granted by Deed

    There shall be no monetary consideration for the grant of any Option and accordingly each Option shall be granted by way of deed.

  3.4
  No Option shall be granted at a date more than ten years after the Adoption Date without further authorisation by the Company in general meeting.

4.     GRANT OF OPTIONS

  4.1
  The grant of an Option under the Plan shall be evidenced by the issue to the Qualifying Employee of an option certificate substantially in the form set out in the Appendix hereto.

    The option certificate shall state the Date of Grant, the Option Exercise Period, the Option Price, a statement in accordance with Rule 4.2 and shall give details of any Performance Conditions and/or Vesting Dates that apply to the Option.

  4.2
  Except as otherwise specifically provided in these Rules, each Option shall be exercisable only by the Qualifying Employee to whom it is granted and may not be transferred, assigned or charged. The Option shall automatically lapse on the happening of any purported transfer, assignment or charge and each option certificate shall carry a statement to this effect.

5.     EXERCISE OF OPTIONS

  5.1
  Exercise of Options

    Options shall be exercised by lodging with the Company Secretary, or such other person as the Board may specify:

    5.1.1
    the relevant option certificate;

    5.1.2
    a duly completed notice of exercise in such form as the Board may from time to time prescribe in respect of such number of Shares as the Option Holder shall specify in the notice of exercise; and

    5.1.3
    accompanied by payment in a form acceptable to the Board by way of

    5.1.3.1
    the Aggregate Option Price; and

    5.1.3.2
    (if applicable) any Relevant Liability

    and the "Date of Exercise" of the Option shall be the date upon which the Company Secretary or other person specified by the Board has received, to his satisfaction, the items referred to from 5.1.1 to 5.1.3.2 above.

  5.2
  General restrictions on exercise of Options

    An Option may not be exercised:

    5.2.1
    except as provided in Rules 6, 7 and 8, prior to the commencement of the Option Exercise Period;

    5.2.2
    after the expiry of the Option Exercise Period;

    5.2.3
    if the Board has granted the Option subject to Vesting Dates or Performance Conditions, over Shares in respect of which the Option has not Vested or Performance Conditions satisfied unless Rules 6, 7 or 8 apply; or

    5.2.4
    by an Option Holder at any time if at that time he is not, save as provided in Rules 6, 7 or 8, a Qualifying Employee within the meaning of Rule 6.5.

5.3
Lapse of Options

    An Option or part thereof which shall not have been exercised by the earliest of the following dates shall automatically lapse:

    5.3.1
    the expiration of the Option Exercise Period;

    5.3.2
    the expiration of any of the periods referred to in Rules 6.1.1, 6.3.1 and 6.3.2;

    5.3.3
    the expiration of any of the periods referred to in Rule 7.2.3;

    5.3.4
    the expiration of any of the periods referred to in Rule 8;

    5.3.5
    on the happening of any purported transfer, assignment or charge of the Option.

5.4
Additional restrictions on exercise of Options

5.4.1
Save in the cases mentioned in Rules 6.1, 6.3, 7 and 8, an Option shall not be exercisable:

5.4.1.1
except within the Option Exercise Period; or

5.4.1.2
on any date unless any Performance Conditions or Vesting Dates specified by the Board on or before the Date of Grant is satisfied or are met (as appropriate),

    PROVIDED THAT notwithstanding anything else in these Rules, where events happen which cause the Board reasonably to consider that any Performance Conditions subject to which any Option has been granted no longer represent a fair measure of the Option Holder's performance, the Board may vary the Performance Conditions to the extent that it considers appropriate provided that it reasonably considers the conditions as varied are no more difficult nor easy to satisfy and further provided that the Option Holder is given notice in writing of the variation as soon as practicable.

    5.4.2
    The Board shall as soon as reasonably practicable following the satisfaction of any Performance Conditions give written notice to inform the Option Holder concerned of such satisfaction.

5.5
Result of exercise of Options
5.5.1
Subject to the obtaining of any necessary consents from any competent authority and to the terms of any such consent and subject to receipt by the Company of the appropriate payment by way of subscription in full in cleared funds, within 30 days of the Date of Exercise the Board, on behalf of the Company, shall allot to the Option Holder or procure the transfer to him of the number of Shares in respect of which the Option has been exercised.

5.5.2
All Shares allotted on exercise of Options shall on issue rank pari passu in all respects with the Company's existing Shares, save that the Shares issued will not rank for any dividends or other distributions declared or recommended the record date for which falls on or prior to the Date of Exercise.

5.5.3
The Company and/or the relevant Member of the Group ("Relevant Payer") that is the employing company of the Option Holder may deduct sufficient funds to cover any Relevant Liability from payments made to the Option Holder but if no such payments are made or deductions taken or, if the Relevant Liability exceeds the payments made or the amount deducted the Company shall either:

5.5.3.1
retain and sell on the Option Holder's behalf sufficient Shares issued on exercise of the Option to raise the necessary funds to meet the Relevant Liability or in reimbursing the Relevant Payer, or

5.5.3.2
shall otherwise make such other arrangements with the Option Holder in question as the Board deems appropriate for the reimbursement to Relevant Payer of the Relevant Liability.

5.5.4
The Company shall make application for listing of the Shares so issued on all stock exchanges (if any) on which its other shares are then listed with effect from the earliest possible date after the date of issue of the Shares.

5.5.5
The Company shall at all times keep available sufficient unissued Shares to satisfy the exercise of all Options to subscribe granted under the Plan taking account of any other obligations of the Company to issue Shares.

6.     CESSATION OF EMPLOYMENT

        Subject to Rule 5.2 (other than 5.2.1) but otherwise notwithstanding Rule 5.4:

  6.1
  If an Option Holder dies before exercising an Option or part thereof at a time when he is either a Qualifying Employee or entitled to exercise that Option by virtue of Rule 6.3 below, subject to the provisions of Rule 6.2, the Option may (and must, if at all) be exercised by his personal representatives within the period ending on the earlier of:

  6.1.1
  the expiry of 12 months after the date of death; and

  6.1.2
  the expiry of the Option Exercise Period.

  6.2
  Subject at all times to the provisions of Rule 6.1.2, the Board (acting reasonably and objectively) may exercise its discretion and allow exercise of the Option within a period that exceeds the period referred to in Rule 6.1.1 provided that any such period allowed by the Board shall never exceed the period that ends 12 months after the date of death of the Option Holder.

  6.3
  If an Option Holder ceases (within the meaning given by 6.5) to be a Qualifying Employee:

  6.3.1
  by reason of injury, disability, Redundancy or retirement on reaching the age at which he is bound to retire in accordance with the terms of his contract of employment or by reason only that:

  6.3.1.1
  his office or employment is in a company of which the Company ceases to have Control; or

  6.3.1.2
  his office or employment relates to a business or part of a business which is transferred to a person who is neither an Associated Company of the Company nor a company of which the Company has Control, then, subject to the provisions of Rule 6.4, any Option may (and subject to Rule 6.1 must if at all) be exercised to the extent that it has Vested and/or Performance Conditions have been fulfilled on the date of cessation at any time before the expiry of 30 days after the date of cessation and shall lapse thereafter;

  6.3.2
  for any reason other than a reason mentioned in Rules 6.1 or 6.3.1, (including 6.3.1.1 and 6.3.1.2) any Option not exercised by the date of cessation shall lapse on that date unless the Board shall exercise its discretion (such discretion to be exercised reasonably and objectively), within two months of the date of cessation to allow exercise of the Option in which event the Option may (and subject to Rule 6.1 must, if at all) be exercised to the extent permitted and during the period selected by the Board.

6.4
The Board (acting reasonably and objectively) may exercise its discretion and allow exercise of the Option within a period that exceeds the period referred to in Rule 6.3.1 provided that any such period allowed by the Board shall never exceed the period that ends 6 months after the date of cessation of employment of the Option Holder.

6.5
An Option Holder shall not be treated for the purposes of these Rules as ceasing to be a Qualifying Employee until such time as he is no longer a director or employee of any Member of the Group and an Option Holder (being a woman) who ceases to be such a director or employee by reason of pregnancy or confinement and who exercises her right to return to work under the Employment Rights Act 1996 of the United Kingdom before exercising an Option under the Plan shall be treated for the purposes of these Rules as not having ceased to be such a director or employee.

6.6
For the purposes of these Rules, where an Option Holder's contract of employment with the Group is terminated by a Member of the Group without notice, the Option Holder's employment shall be deemed to cease on the date on which the termination takes effect, and where the said contract is terminated by notice given by a Member of the Group, the Option Holder's employment shall be deemed to cease on the date on which that notice expires.

7.     CHANGE OF CONTROL IN COMPANY

  7.1
  If:

  7.1.1
  any person or group of persons acting in concert obtains Control of the Company by any means including the making of:

  7.1.1.1
  a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that if it is satisfied the person or group of persons will have Control of the Company; or

  7.1.1.2
  a general offer to acquire all the issued shares of the Company (or such of them as are not already owned by it and/or by any of its subsidiaries or affiliates);

  7.1.2
  any person becomes entitled or bound to acquire shares in the capital of the Company under Sections 428 to 430 of the Companies Act 1985 of the United Kingdom or under the provisions of any legislation of another jurisdiction which is similar in effect to Sections 428 to 430 of the Companies Act 1985; or

  7.1.3
  under Section 425 of the Companies Act 1985 of the United Kingdom or under the provisions of any legislation of another jurisdiction which is similar in effect to Section 425 of the Companies Act 1985 the court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies or otherwise then the Board shall serve notice upon each Option Holder (or his personal representatives) notifying him of such fact and an Option Holder (or his personal representatives) may at any time within the Appropriate Period defined for the purpose of this Rule in Rule 7.2.3 below, subject always to Rule 5.2 (other than Rule 5.2.1) but notwithstanding Rule 5.4, exercise any Option or part thereof which has not lapsed. Any Option which is not so exercised shall lapse unless Rule 7.2 applies.

7.2
Replacement Options
7.2.1
If a company (in this Rule called the "Acquiring Company") has acquired Control of the Company as a result of any of the events described in Rules 7.1.1.1, 7.1.1.2 or 7.1.3, or has become entitled or bound to do so as mentioned in Rule 7.1.2, (such acquiring of Control or becoming entitled or bound being referred to below as a "Relevant Event"), the Option Holder may by agreement with the Acquiring Company at any time within the Appropriate Period (as defined in Rule 7.2.3 below) release his rights under the Plan (in this Rule referred to as the "Old Rights") in consideration of the grant to him of rights (in this Rule referred to as the "New Rights") which comply with paragraph 7.2.2 below and relate to shares in the Acquiring Company.

7.2.2
The New Rights shall comply with each of the following requirements:

7.2.2.1
the New Rights shall be exercisable in the same manner as the Old Rights and subject to the provisions of the Plan as it had effect immediately before the release of the Old Rights;

7.2.2.2
the total Market Value, immediately before the release, of the Shares which were subject to the Option Holder's Old Rights shall be equal to the total Market Value immediately after the grant, of the shares in respect of which the New Rights are granted to the Option Holder; and

    7.2.2.3
    the total amount payable by the Option Holder for the acquisition of shares in pursuance of the New Rights shall be equal to the total amount that would have been payable for the acquisition of Shares in pursuance of the Old Rights.

  7.2.3
  In this Rule the "Appropriate Period" means:

  7.2.3.1
  in a case falling within Rule 7.1.11 and where Rule 7.1.2 does not apply, the period of six months beginning with the time when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made is satisfied;

  7.2.3.2
  in a case falling within Rule 7.1.2, the period during which the Acquiring Company remains bound or entitled as mentioned in that Rule; and

  7.2.3.3
  in a case falling within Rule 7.1.3, the period of six months beginning with the time when the court order sanctioning the compromise or arrangement is filed with the Registrar of Companies and takes effect in accordance with Section 425(3) of the Companies Act 1985 of the United Kingdom or under the provisions of any legislation of another jurisdiction which is similar in effect to Section 425 of the Companies Act 1985.

  7.2.4
  Any reference in Rules 5 to 9 and Rule 11 to "Option", "Shares", "Company" or "Board" shall, in its application to any New Rights, be deemed a reference to the New Rights, the shares to which the New Rights relate, the company in whose capital such shares are comprised or the Board as defined in Rule 1 but in relation to the Acquiring Company.

7.3
If New Rights shall be granted to an Option Holder by reference to any Relevant Event, Rules 7.1.1, 7.1.2 and 7.1.3 above shall cease to apply by reference to that Relevant Event (but without prejudice to their application by reference to any other Relevant Event). Any Option which is not exercised or released pursuant to this Rule within the Appropriate Period (as defined in Rule 7.2.3 above) following a Relevant Event (but not any New Rights granted by reference to that Relevant Event) shall lapse.

8.     WINDING-UP OF THE COMPANY

  Subject always to Rule 5.2 (other than Rule 5.2.1) but notwithstanding Rule 5.4, if at any time while any Option remains unexercised notice is duly given of a general meeting of the Company at which a resolution will be proposed for the voluntary liquidation of the Company, every Option shall be exercisable in whole or in part (provided that such Option has not by the time of such resolution lapsed) until the commencement of such winding-up within the meaning of Section 161 of the Companies Act 1981 of Bermuda. The Company shall give to each Option Holder notice of any meeting called for the purpose of considering a resolution for the voluntary liquidation of the Company and shall at the same time give him notice of his rights under this Rule. Subject to the foregoing, all Options shall lapse on the commencement of the winding-up of the Company.

9.     VARIATION OF CAPITAL

  9.1
  Subject to Rule 9.3 below, in the event of any variation of the share capital of the Company (whenever effected) by way of capitalisation or rights issue, or sub-division, consolidation or reduction, the Board may make such adjustments as it considers appropriate under Rule 9.2 below

  9.2
  An adjustment made under this Rule shall be to one or more of the following Option terms:

  9.2.1
  the number of Shares in respect of which any Option granted under the Plan may be exercised;

  9.2.2
  the Option Price; and

  9.2.3
  where any such Option has been exercised but no Shares have been allotted or transferred pursuant to such exercise, the number of Shares which may be so allotted or transferred and the Option Price.

  9.3
  No adjustment under Rule 9.2 above may have the effect of reducing the Option Price to less than the nominal value of a Share.

  9.4
  As soon as reasonably practicable after making any adjustment under Rule 9.2 above, the Board shall give notice in writing thereof to each Option Holder.

10.   ALTERATIONS TO SCHEME

  10.1
  Subject to this Rule 10, the Board may by resolution at any time and from time to time make any alteration to the Plan which it thinks fit. Any such alteration which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change therein or to obtain or maintain favourable taxation treatment for the Company or the Option Holders may be made notwithstanding the following provisions of this Rule.

  10.2
  No alteration shall be made which would materially increase the liability of any Option Holder or which would materially decrease the value of his subsisting rights attached to any Option without in each case that Option Holder's written consent.

  10.3
  No material alteration to any of the provisions listed in this paragraph shall take effect without the prior approval of the Company in general meeting. The said provisions are:

  10.3.1
  the definitions of "Market Value", "Option Exercise Period", "Qualifying Employee" and "Option Price" in Rule 1;

  10.3.2
  the maximum limits of the Plan and individual participation limits in Rule 2;

  10.3.3
  the restrictions on transfer of rights granted under the Plan;

  10.3.4
  the periods during and circumstances in which Qualifying Employees may be granted Options and Options exercised;

  10.3.5
  the rights attached to Shares in Rule 5.5;

  10.3.6
  the provisions of Rules 8 and 9; and

  10.3.7
  the provisions of this Rule 10.

  10.4
  As soon as reasonably practicable after making any alteration under Rule 10.1 above, the Board shall give notice in writing thereof to each Option Holder.

11.   MISCELLANEOUS

  11.1
  This Plan shall not form part of the contract of employment of any individual who participates therein. The rights and obligations of any individual under the terms of his office or employment with any Company participating in the Plan shall not be affected by his participation in the Plan or any right which he may have to participate therein, and an individual who participates therein shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any Option under the Plan as a result of such termination. No such participation, rights or benefits shall be taken into account for the purposes of calculating the amount of benefits payable to any pension fund. Options granted pursuant to the Plan shall not constitute any representation or warranty that any benefit will accrue to the Qualifying Employee who is granted the Option.

  11.2
  The Plan shall in all respects be administered by the Board who may from time to time make and vary such rules and regulations for its conduct not inconsistent with these Rules and may from time to time establish such procedures for administration and implementation of the Plan as they think fit, and in the event of any dispute or disagreement as to the interpretation of the Plan, or of any rule, regulation or procedure, or as to any question or right arising from or related to the Plan, the decision of the Board shall be final and binding upon all persons (subject to the written concurrence of the Auditors having been obtained when so required by the Rules).

  11.3
  The Company (or any of its subsidiaries) may provide money to the trustees of any trust or any other person to enable them or him to acquire shares to be held for the purposes of the Plan, or enter into any guarantee or indemnity for these purposes, to the extent permitted by section 39 of the Companies Act 1981 of Bermuda.

  11.4
  In any matter in which they are required to act under the Plan, the auditors of the Company shall be deemed to be acting as experts and not as arbitrators and the Arbitration Acts 1950 to 1996 of the United Kingdom shall not apply to these Rules.

  11.5
  Any notice or other communication under or in connection with the Plan may be given by personal delivery or by sending the same by post, in the case of a company to its registered office and in the case of an individual to his last known address, or, where he is a director or employee of a company participating in the Plan, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment, and where a notice or other communication is given by first-class post, it shall be deemed to have been received 48 hours after it was put into the post in the United Kingdom properly addressed and stamped.

  11.6
  The costs of introducing and administering the Plan shall be borne by the Company.

  11.7
  The Company shall maintain all necessary books of account and records relating to the Plan.

  11.8
  Subject to the Bye-laws of the Company, an Option Holder who is a director of the Company may, notwithstanding his interest, vote on any board resolution concerning the Plan (other than in respect of his own participation therein) and may retain any benefits under the Plan.

12.   GOVERNING LAW

  The Rules and the Plan shall in all respects be governed by the laws of England.

APPENDIX

Option Certificate
XYRATEX LTD UNAPPROVED COMPANY SHARE OPTION PLAN
(the "Plan")

No.

Dated

THIS DOCUMENT IS IMPORTANT. A form of notice for use by the Option Holder for the exercise of this Option is enclosed with this certificate.

Name of Option Holder:

Address of Option Holder:

Date of Grant:

Number of Option Shares subject to Option:

Option Price:

Option Exercise Period:

        THIS IS TO CERTIFY THAT the person named above ("Option Holder") has been granted an option pursuant to the Plan ("Option") to acquire the number of common shares of [US$0.01] [    ] [cents] each stated above ("Option Shares") in Xyratex Ltd ("Company") at the above mentioned Option Price, upon the terms set out in the Plan.

1.
Exercise of this Option [is conditional upon [the satisfaction of the Performance Conditions] [and] Vesting Dates being reached such [Performance Conditions] [and] Vesting Dates being set out in the Schedule to this certificate, and] is subject to the Rules of the Plan and the Memorandum and Articles of Association of the Company.

2.
The Option is exercisable in whole or in part as specified in the Rules of the Plan.

3.
This Option is not transferable and will lapse upon the occasion of a purported transfer, an assignment, charge, disposal or other dealing with the rights conveyed by it.

4.
It is a condition of exercise of the Option that the Option Holder shall indemnify the Company or any other Member of the Group that becomes liable for any Relevant Amount (as such term is defined in Rule 1 of the Plan) in the terms set out in Rule 5.5 of the Plan.

5.
It is hereby certified that the transaction hereby effected falls within category L in the Schedule to the Stamp Duty (Exempt Instruments) Regulations 1987

6.
A person who is not a party to this deed shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this deed. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

7.
This deed shall in all respects be governed by the laws of England.

[SCHEDULE TO OPTION CERTIFICATE]

[The Performance Conditions which shall apply to the Option are:]
[Insert]
[The Vesting Dates which shall apply to the Option are:]
[Insert]

NOTICE OF EXERCISE
[    •                            ]

To: Company Secretary, Xyratex Ltd
>From:    •                            ("Option Holder")

1.
I was granted an option on                    over                    share s of common stock ("Shares") in Xyratex Ltd ("Company") at a price per Share of US$                    ("Option Price") ("Option").

2.
I hereby apply to exercise the Option over                    of the Shares subject to it.

3.
I enclose the Aggregate Option Price of US$                    (being the number of Shares referred to in paragraph 2 above multiplied by the Option Price).

4.
If required to do so (I have checked this with the Company Secretary) I enclose the amount of the Relevant Liability, being US$                    .

5.
If I have exercised the Option over less than the total number of Shares over which it was granted, I request the Company to send me a balancing option certificate to me, at my own risk, to the address stated below.

Signed

PRINT NAME

Date

Address

        IN WITNESS whereof the Company has executed this Deed which shall be delivered as a Deed on the date specified above.

THE COMMON SEAL OF	)
XYRATEX LTD was hereunto affixed in the	)
presence of:))
Director/Secretary

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APPENDIX
[SCHEDULE TO OPTION CERTIFICATE]
NOTICE OF EXERCISE [ • ]